UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2019

XYNOMIC PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38120	83-4696467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 3306, K. Wah Centre, 1010 Middle Huaihai Road, Shanghai, China	200031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: +86 21 54180212

Bison Capital Acquisition Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Item 1.01.	Entry into a Material Definitive Agreement

As previously disclosed, on or about July 10, 2019, Xynomic Pharmaceuticals Holdings, Inc. (the “Company”) entered into certain Securities Purchase Agreement (the “Original SPA”) with certain “accredited investors” as defined in Rule 501(a) of Regulation D as promulgated under the Securities Act of 1933, as amended (the “Securities Act”) (the “Purchasers”), pursuant to which the Company agreed to sell to such Purchasers an aggregate of approximate USD$10 million of units (the “Units”) of the Company, at a purchase price of USD$3.80 per Unit (subject to adjustment) (the “Offering”).

On August 30, 2019, the parties agreed to amend and restate the Original SPA (as amended and restated, the “Amended and Restated SPA”) to grant the Purchasers demand registration rights in addition to the piggyback registration rights provided in the Original SPA.

Pursuant to the Amended and Restated SPA, the holders of a majority of all of the existing Registrable Securities (as defined in the Amended and Restated SPA) may demand (1) at any time after the earlier of (i) one year after the date of the Amended and Restated SPA and (ii) one hundred eighty (180) days after the effective date of the registration statement for a public offering; or 2) at any time when the Company is eligible to use a Form S-3 registration statement, for registration under the Securities Act. The demand registration rights are subject to certain exceptions set forth in the Amended Agreement including that the Company shall not be obliged to effect more than two demand registration in any one-year period.

Other than the demand registration rights, the terms and conditions of the Amended and Restated SPA remain substantially the same as contained in the Original SPA. The foregoing description of the Amended and Restated SPA is only a brief description of the material amendment to the Original SPA and is qualified in its entirety by the reference to the Amended and Restated SPA, which is attached hereto as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Amended and Restated Securities Purchase Agreement by and among the Company and the Purchasers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYNOMIC PHARMACEUTICALS HOLDINGS, INC

Date: September 6, 2019	By:	/s/ Yinglin Mark Xu
Yinglin Mark Xu
Chairman of the Board, Chief Executive Officer, President and Interim Chief Financial Officer

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